Amounts receivable (Tables)	12 Months Ended
Aug. 31, 2022
Amounts Receivable
Schedule of Summary of Receivables

	2022	2021
Sales tax receivable(1)	$4,359	$432
Other	40	28
	4,399	460
Less: other long-term asset(1)	(4,359)	-
Amounts Receivable	$40	$460

(1)

Sales tax receivables are due from government tax authorities in Canada and Tanzania. During the year ended August 31, 2022, the Company reclassified certain VAT balances that were previously capitalised as Exploration and Evaluation assets (“E&E”) to Other long-term asset. Tanzania tax regulation has an allowance for VAT receivable to be refunded or set-off against taxes due to the Tanzania Revenue Authority (“TRA”).

The Company has experienced delays in receiving payment or confirmation of offset against other taxes, which resulted in the initial capitalization of the VAT amount as E&E. The Company is in communication with TRA and there is an expectation for the offsetting of the VAT receivable against other taxes in the future.

The receivable balances which still need to be verified by the TRA have been classified as Other long-term asset.

Schedule of Aged analysis of Receivables

	2022	2021
Less than 1 month	$10	$23
1 to 3 months	30	43
Over 3 months	0	394
	$40	$460